The Bank of New York Mellon Corporation

Financial Supplement

Second Quarter 2024

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						2Q24 vs.				YTD24 vs.
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	YTD24	YTD23	YTD23
Selected income statement data
Fee and other revenue	$3,567	$3,487	$3,257	$3,404	$3,404	2%	5%	$7,054	$6,691	5%
Net interest income	1,030	1,040	1,101	1,016	1,100	(1)	(6)	2,070	2,228	(7)
Total revenue	4,597	4,527	4,358	4,420	4,504	2	2	9,124	8,919	2
Provision for credit losses	—	27	84	3	5	N/M	N/M	27	32	N/M
Noninterest expense	3,070	3,176	3,995	3,089	3,111	(3)	(1)	6,246	6,211	1
Income before income taxes	1,527	1,324	279	1,328	1,388	15	10	2,851	2,676	7
Provision for income taxes	357	297	73	285	315	20	13	654	621	5
Net income	$1,170	$1,027	$206	$1,043	$1,073	14%	9%	$2,197	$2,055	7%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,143	$953	$162	$958	$1,036	20%	10%	$2,096	$1,947	8%
Diluted earnings per common share	$1.52	$1.25	$0.21	$1.23	$1.31	22%	16%	$2.77	$2.44	14%
Average common shares and equivalents outstanding – diluted (in thousands)	751,596	762,268	772,102	781,781	790,725	(1)%	(5)%	756,870	799,157	(5)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	33%	29%	6%	30%	31%			31%	30%
Return on common equity	12.7%	10.7%	1.8%	10.6%	11.7%			11.7%	11.0%
Return on tangible common equity – Non-GAAP (a)	24.6%	20.7%	3.6%	20.6%	22.8%			22.7%	21.7%
Non-U.S. revenue as a percentage of total revenue	36%	34%	36%	36%	36%			35%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$49.5	$48.8	$47.8	$45.7	$46.9	1%	6%
Assets under management (“AUM”) (in trillions)	$2.05	$2.02	$1.97	$1.82	$1.91	1%	7%
Full-time employees (c)	52,000	52,100	53,400	53,600	53,200	—%	(2)%
Book value per common share	$49.46	$48.44	$47.97	$46.84	$46.21
Tangible book value per common share – Non-GAAP (a)	$26.19	$25.44	$25.25	$24.52	$24.03
Cash dividends per common share	$0.42	$0.42	$0.42	$0.42	$0.37
Common dividend payout ratio	28%	34%	202%	35%	29%
Closing stock price per common share	$59.89	$57.62	$52.05	$42.65	$44.52
Market capitalization	$44,196	$43,089	$39,524	$32,801	$34,671
Common shares outstanding (in thousands)	737,957	747,816	759,344	769,073	778,782

Capital ratios at period end (d)
Common Equity Tier 1 ("CET1") ratio	11.4%	10.8%	11.5%	11.3%	11.0%
Tier 1 capital ratio	14.1%	13.4%	14.2%	14.3%	14.0%
Total capital ratio	15.0%	14.3%	14.9%	15.2%	14.8%
Tier 1 leverage ratio	5.8%	5.9%	6.0%	6.1%	5.7%
Supplementary leverage ratio ("SLR")	6.8%	7.0%	7.3%	7.2%	7.0%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7 trillion at June 30, 2024, March 31, 2024 and Dec. 31, 2023, $1.5 trillion at Sept. 30, 2023 and $1.6 trillion at June 30, 2023.

(c) Beginning March 31, 2024, the number of full-time employees excludes interns.
(d) Regulatory capital ratios for June 30, 2024 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for March 31, 2024 was the Standardized Approach, and for Dec. 31, 2023, Sept. 30, 2023 and June 30, 2023, was the Advanced Approaches.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						2Q24 vs.				YTD24 vs.
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	YTD24	YTD23	YTD23
Revenue
Investment services fees	$2,359	$2,278	$2,242	$2,230	$2,252	4%	5%	$4,637	$4,371	6%
Investment management and performance fees	761	776	743	777	762	(2)	—	1,537	1,538	—
Foreign exchange revenue	184	152	143	154	158	21	16	336	334	1
Financing-related fees	53	57	45	45	50	(7)	6	110	102	8
Distribution and servicing fees	41	42	41	39	35	(2)	17	83	68	22
Total fee revenue	3,398	3,305	3,214	3,245	3,257	3	4	6,703	6,413	5
Investment and other revenue	169	182	43	159	147	N/M	N/M	351	278	N/M
Total fee and other revenue	3,567	3,487	3,257	3,404	3,404	2	5	7,054	6,691	5
Net interest income	1,030	1,040	1,101	1,016	1,100	(1)	(6)	2,070	2,228	(7)
Total revenue	4,597	4,527	4,358	4,420	4,504	2	2	9,124	8,919	2
Provision for credit losses	—	27	84	3	5	N/M	N/M	27	32	N/M
Noninterest expense
Staff	1,720	1,857	1,831	1,755	1,718	(7)	—	3,577	3,509	2
Software and equipment	476	475	486	452	450	—	6	951	879	8
Professional, legal and other purchased services	374	349	406	368	378	7	(1)	723	753	(4)
Net occupancy	134	124	162	140	121	8	11	258	240	8
Sub-custodian and clearing	134	119	117	121	119	13	13	253	237	7
Distribution and servicing	88	96	88	87	93	(8)	(5)	184	178	3
Business development	50	36	61	36	47	39	6	86	86	—
Bank assessment charges	(7)	17	670	37	41	N/M	N/M	10	81	N/M
Amortization of intangible assets	13	12	14	15	14	8	(7)	25	28	(11)
Other	88	91	160	78	130	(3)	(32)	179	220	(19)
Total noninterest expense	3,070	3,176	3,995	3,089	3,111	(3)	(1)	6,246	6,211	1
Income before income taxes	1,527	1,324	279	1,328	1,388	15	10	2,851	2,676	7
Provision for income taxes	357	297	73	285	315	20	13	654	621	5
Net income	1,170	1,027	206	1,043	1,073	14	9	2,197	2,055	7
Net (income) loss attributable to noncontrolling interests	(2)	(2)	2	(3)	(1)	N/M	N/M	(4)	(1)	N/M
Preferred stock dividends	(25)	(72)	(46)	(82)	(36)	N/M	N/M	(97)	(107)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,143	$953	$162	$958	$1,036	20%	10%	$2,096	$1,947	8%

Average common shares and equivalents outstanding: Basic	746,904	756,937	767,146	777,813	787,718	(1)%	(5)%	751,961	795,512	(5)%
Diluted	751,596	762,268	772,102	781,781	790,725	(1)%	(5)%	756,870	799,157	(5)%

Earnings per common share: Basic	$1.53	$1.26	$0.21	$1.23	$1.32	21%	16%	$2.79	$2.45	14%
Diluted	$1.52	$1.25	$0.21	$1.23	$1.31	22%	16%	$2.77	$2.44	14%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2024		2023
(in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Assets
Cash and due from banks	$5,311	$5,305	$4,922	$4,904	$5,720
Interest-bearing deposits with the Federal Reserve and other central banks	116,139	119,197	111,550	107,419	118,908
Interest-bearing deposits with banks	11,488	10,636	12,139	12,999	12,316
Federal funds sold and securities purchased under resale agreements	29,723	29,661	28,900	26,299	35,378
Securities	136,850	138,909	126,395	128,225	134,233
Trading assets	9,609	10,078	10,058	10,699	10,562
Loans	70,642	73,615	66,879	66,290	64,469
Allowance for loan losses	(286)	(322)	(303)	(211)	(191)
Net loans	70,356	73,293	66,576	66,079	64,278
Premises and equipment	3,267	3,136	3,163	3,234	3,241
Accrued interest receivable	1,253	1,343	1,150	1,141	963
Goodwill	16,217	16,228	16,261	16,159	16,246
Intangible assets	2,826	2,839	2,854	2,859	2,881
Other assets	25,500	24,103	25,909	25,035	25,455
Total assets	$428,539	$434,728	$409,877	$405,052	$430,181
Liabilities
Deposits	$304,311	$309,020	$283,669	$277,467	$292,045
Federal funds purchased and securities sold under repurchase agreements	15,701	15,112	14,507	14,771	21,285
Trading liabilities	3,372	3,100	6,226	7,358	6,319
Payables to customers and broker-dealers	17,569	19,392	18,395	17,441	21,084
Commercial paper	301	—	—	—	—
Other borrowed funds	280	306	479	728	1,371
Accrued taxes and other expenses	4,729	4,395	5,411	5,225	4,986
Other liabilities	10,208	10,245	9,028	11,834	9,635
Long-term debt	30,947	32,396	31,257	29,205	32,463
Total liabilities	387,418	393,966	368,972	364,029	389,188
Temporary equity
Redeemable noncontrolling interests	92	82	85	109	104
Permanent equity
Preferred stock	4,343	4,343	4,343	4,838	4,838
Common stock	14	14	14	14	14
Additional paid-in capital	29,139	29,055	28,908	28,793	28,726
Retained earnings	40,999	40,178	39,549	39,714	39,090
Accumulated other comprehensive loss, net of tax	(4,900)	(4,876)	(4,893)	(5,805)	(5,602)
Less: Treasury stock, at cost	(28,752)	(28,145)	(27,151)	(26,696)	(26,242)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,843	40,569	40,770	40,858	40,824
Nonredeemable noncontrolling interests of consolidated investment management funds	186	111	50	56	65
Total permanent equity	41,029	40,680	40,820	40,914	40,889
Total liabilities, temporary equity and permanent equity	$428,539	$434,728	$409,877	$405,052	$430,181

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						2Q24 vs.				YTD24 vs.
(dollars in millions)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	YTD24	YTD23	YTD23
Investment services fees	$2,359	$2,278	$2,242	$2,230	$2,252	4%	5%	$4,637	$4,371	6%
Investment management and performance fees:
Investment management fees (a)	753	766	724	747	752	(2)	—	1,519	1,506	1
Performance fees	8	10	19	30	10	N/M	N/M	18	32	N/M
Total investment management and performance fees (b)	761	776	743	777	762	(2)	—	1,537	1,538	—
Foreign exchange revenue	184	152	143	154	158	21	16	336	334	1
Financing-related fees	53	57	45	45	50	(7)	6	110	102	8
Distribution and servicing fees	41	42	41	39	35	(2)	17	83	68	22
Total fee revenue	3,398	3,305	3,214	3,245	3,257	3	4	6,703	6,413	5
Investment and other revenue:
Income (loss) from consolidated investment management funds	8	15	26	(11)	10	N/M	N/M	23	15	N/M
Seed capital gains (losses) (c)	—	14	18	(4)	7	N/M	N/M	14	15	N/M
Other trading revenue	77	69	47	86	53	N/M	N/M	146	98	N/M
Renewable energy investment gains	8	6	2	1	5	N/M	N/M	14	25	N/M
Corporate/bank-owned life insurance	26	28	39	29	23	N/M	N/M	54	50	N/M
Other investments gains (losses) (d)	30	17	55	(9)	10	N/M	N/M	47	1	N/M
Disposal (losses) gains	—	—	(6)	2	(1)	N/M	N/M	—	(2)	N/M
Expense reimbursements from joint venture	30	27	28	29	31	N/M	N/M	57	60	N/M
Other income (loss)	7	7	(118)	55	9	N/M	N/M	14	17	N/M
Net securities (losses)	(17)	(1)	(48)	(19)	—	N/M	N/M	(18)	(1)	N/M
Total investment and other revenue	169	182	43	159	147	N/M	N/M	351	278	N/M
Total fee and other revenue	$3,567	$3,487	$3,257	$3,404	$3,404	2%	5%	$7,054	$6,691	5%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees were flat compared with 2Q23. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	2Q24			1Q24			4Q23			3Q23			2Q23
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$102,257	4.65%		$102,795	4.69%		$107,291	4.72%		$98,767	4.57%		$114,578	4.29%
Interest-bearing deposits with banks	11,210	3.91		11,724	4.16		12,110	4.26		12,287	4.04		13,919	3.68
Federal funds sold and securities purchased under resale agreements	29,013	36.48	(a)	27,019	36.22	(a)	25,753	35.55	(a)	26,915	30.47	(a)	26,989	26.38	(a)
Loans	68,283	6.58		65,844	6.48		65,677	6.43		63,962	6.39		63,459	6.05
Securities:
U.S. government obligations	28,347	3.82		27,242	3.70		28,641	3.40		32,224	3.08		34,147	2.90
U.S. government agency obligations	62,549	3.29		63,135	3.22		59,067	2.95		59,481	2.87		61,565	2.78
Other securities (b)	46,828	4.04		43,528	4.01		39,415	4.03		39,874	3.93		40,989	3.59
Total investment securities (b)	137,724	3.66		133,905	3.57		127,123	3.39		131,579	3.24		136,701	3.05
Trading securities (b)	5,146	5.89		4,846	5.75		6,220	5.59		5,534	5.49		6,403	5.02
Total securities (b)	142,870	3.74		138,751	3.65		133,343	3.49		137,113	3.33		143,104	3.14
Total interest-earning assets (b)	$353,633	7.24%		$346,133	7.06%		$344,174	6.86%		$339,044	6.45%		$362,049	5.77%
Noninterest-earning assets	58,866			57,852			57,431			58,247			58,912
Total assets	$412,499			$403,985			$401,605			$397,291			$420,961

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$235,878	3.85%		$228,897	3.84%		$220,408	3.79%		$209,641	3.62%		$215,057	3.24%
Federal funds purchased and securities sold under repurchase agreements	17,711	55.26	(a)	16,133	55.91	(a)	16,065	52.41	(a)	21,512	36.07	(a)	26,282	26.39	(a)
Trading liabilities	1,689	5.43		1,649	5.11		2,857	4.83		3,959	4.80		3,893	4.46
Other borrowed funds	351	8.61		502	3.47		465	5.56		540	4.47		2,702	4.60
Commercial paper	954	5.54		8	5.42		5	5.40		7	4.13		5	5.11
Payables to customers and broker-dealers	12,066	5.35		12,420	4.74		12,586	4.67		13,515	4.30		14,801	3.85
Long-term debt	31,506	5.92		31,087	5.82		30,702	5.70		31,161	5.52		31,970	5.45
Total interest-bearing liabilities	$300,155	7.18%		$290,696	6.99%		$283,088	6.81%		$280,335	6.37%		$294,710	5.61%
Total noninterest-bearing deposits	48,965			49,949			52,667			52,467			62,152
Other noninterest-bearing liabilities	22,839			23,005			24,962			23,699			23,526
Total The Bank of New York Mellon Corporation shareholders’ equity	40,387			40,248			40,823			40,711			40,493
Noncontrolling interests	153			87			65			79			80
Total liabilities and equity	$412,499			$403,985			$401,605			$397,291			$420,961
Net interest margin		1.15%			1.19%			1.26%			1.18%			1.20%
Net interest margin (FTE) – Non-GAAP (c)		1.15%			1.19%			1.26%			1.18%			1.20%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $163 billion for 2Q24, $151 billion for 1Q24, $141 billion for 4Q23, $126 billion for 3Q23 and $113 billion for 2Q23. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 5.51% for 2Q24, 5.49% for 1Q24, 5.48% for 4Q23, 5.36% for 3Q23 and 5.10% for 2Q23. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 5.41% for 2Q24, 5.38% for 1Q24, 5.35% for 4Q23, 5.26% for 3Q23 and 4.99% for 2Q23. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2024		2023
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,671	$18,383	$18,534	$18,156	$18,018
Tier 1 capital	23,006	22,723	22,863	22,985	22,848
Total capital	24,539	24,310	24,414	24,552	24,413
Risk-weighted assets	163,583	169,909	156,178	153,167	153,158

CET1 ratio	11.4%	10.8%	11.9%	11.9%	11.8%
Tier 1 capital ratio	14.1	13.4	14.6	15.0	14.9
Total capital ratio	15.0	14.3	15.6	16.0	15.9

Advanced Approaches:
CET1 capital	$18,671	$18,383	$18,534	$18,156	$18,018
Tier 1 capital	23,006	22,723	22,863	22,985	22,848
Total capital	24,206	23,940	24,085	24,305	24,151
Risk-weighted assets	161,830	165,663	161,528	160,262	163,335

CET1 ratio	11.5%	11.1%	11.5%	11.3%	11.0%
Tier 1 capital ratio	14.2	13.7	14.2	14.3	14.0
Total capital ratio	15.0	14.5	14.9	15.2	14.8

Tier 1 leverage ratio (a):
Average assets for Tier 1 leverage ratio	$394,672	$386,148	$383,705	$379,429	$402,993
Tier 1 leverage ratio	5.8%	5.9%	6.0%	6.1%	5.7%

SLR (a):
Leverage exposure	$336,933	$325,801	$313,555	$318,664	$326,002
SLR	6.8%	7.0%	7.3%	7.2%	7.0%

Average liquidity coverage ratio (a)	115%	117%	117%	121%	120%
Average net stable funding ratio (a)	132%	136%	135%	136%	136%
(a) Regulatory capital and liquidity ratios for June 30, 2024 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for March 31, 2024 was the Standardized Approach, and for Dec. 31, 2023, Sept. 30, 2023 and June 30, 2023, was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q24 vs.				YTD24 vs.
(dollars in millions)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	YTD24	YTD23	YTD23
Revenue:
Investment services fees:
Asset Servicing	$1,018	$1,013	$975	$976	$980	—%	4%	$2,031	$1,921	6%
Issuer Services	322	261	285	281	319	23	1	583	555	5
Total investment services fees	1,340	1,274	1,260	1,257	1,299	5	3	2,614	2,476	6
Foreign exchange revenue	144	124	118	107	124	16	16	268	263	2
Other fees (a)	56	59	54	52	54	(5)	4	115	109	6
Total fee revenue	1,540	1,457	1,432	1,416	1,477	6	4	2,997	2,848	5
Investment and other revenue	104	99	112	65	84	N/M	N/M	203	156	N/M
Total fee and other revenue	1,644	1,556	1,544	1,481	1,561	6	5	3,200	3,004	7
Net interest income	595	583	635	600	668	2	(11)	1,178	1,334	(12)
Total revenue	2,239	2,139	2,179	2,081	2,229	5	—	4,378	4,338	1
Provision for credit losses	(3)	11	64	19	16	N/M	N/M	8	16	N/M
Noninterest expense (ex. amortization of intangible assets)	1,547	1,530	1,645	1,590	1,560	1	(1)	3,077	3,092	—
Amortization of intangible assets	7	7	8	8	7	—	—	14	15	(7)
Total noninterest expense	1,554	1,537	1,653	1,598	1,567	1	(1)	3,091	3,107	(1)
Income before income taxes	$688	$591	$462	$464	$646	16%	7%	$1,279	$1,215	5%

Total revenue by line of business:
Asset Servicing	$1,687	$1,668	$1,675	$1,585	$1,695	1%	—%	$3,355	$3,352	—%
Issuer Services	552	471	504	496	534	17	3	1,023	986	4
Total revenue by line of business	$2,239	$2,139	$2,179	$2,081	$2,229	5%	—%	$4,378	$4,338	1%

Financial ratios:
Pre-tax operating margin	31%	28%	21%	22%	29%			29%	28%

Memo: Securities lending revenue (b)	$46	$46	$48	$46	$47	—%	(2)%	$92	$95	(3)%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q24 vs.				YTD24 vs.
(dollars in millions, unless otherwise noted)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	YTD24	YTD23	YTD23
Selected balance sheet data:
Average loans	$11,103	$11,204	$11,366	$11,236	$11,283	(1)%	(2)%	$11,154	$11,112	—%
Average assets (a)	$196,015	$191,544	$200,040	$190,964	$202,207	2%	(3)%	$193,780	$199,399	(3)%
Average deposits	$178,495	$174,687	$171,086	$162,509	$172,863	2%	3%	$176,591	$170,051	4%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$35.7	$35.4	$34.2	$32.3	$33.2	1%	8%
Market value of securities on loan at period end (in billions) (d)	$481	$486	$450	$406	$415	(1)%	16%

Issuer Services
Total debt serviced at period end (in trillions) (e)	$14.1	$14.0	$14.0	$13.8	$13.8	1%	2%
Number of sponsored Depositary Receipts programs at period end	516	527	543	559	564	(2)%	(9)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2024 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.7 trillion at June 30, 2024, March 31, 2024 and Dec. 31, 2023, $1.5 trillion at Sept. 30, 2023 and $1.6 trillion at June 30, 2023.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $66 billion at June 30, 2024, $64 billion at March 31,2024, $63 billion at Dec. 31, 2023 and Sept. 30, 2023 and $66 billion at June 30, 2023.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q24 vs.				YTD24 vs.
(dollars in millions)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	YTD24	YTD23	YTD23
Revenue:
Investment services fees:
Pershing	$474	$482	$472	$478	$466	(2)%	2%	$956	$935	2%
Treasury Services	202	184	179	180	183	10	10	386	358	8
Clearance and Collateral Management	338	329	322	305	295	3	15	667	585	14
Total investment services fees	1,014	995	973	963	944	2	7	2,009	1,878	7
Foreign exchange revenue	23	24	21	21	21	(4)	10	47	39	21
Other fees (a)	58	58	50	49	52	—	12	116	103	13
Total fee revenue	1,095	1,077	1,044	1,033	1,017	2	8	2,172	2,020	8
Investment and other revenue	23	17	16	16	16	N/M	N/M	40	31	N/M
Total fee and other revenue	1,118	1,094	1,060	1,049	1,033	2	8	2,212	2,051	8
Net interest income	417	423	436	401	420	(1)	(1)	840	873	(4)
Total revenue	1,535	1,517	1,496	1,450	1,453	1	6	3,052	2,924	4
Provision for credit losses	(2)	5	28	6	7	N/M	N/M	3	7	N/M
Noninterest expense (ex. amortization of intangible assets)	832	833	836	790	792	—	5	1,665	1,573	6
Amortization of intangible assets	1	1	1	2	2	—	(50)	2	3	(33)
Total noninterest expense	833	834	837	792	794	—	5	1,667	1,576	6
Income before income taxes	$704	$678	$631	$652	$652	4%	8%	$1,382	$1,341	3%

Total revenue by line of business:
Pershing	$663	$670	$669	$657	$641	(1)%	3%	$1,333	$1,290	3%
Treasury Services	426	416	408	397	413	2	3	842	832	1
Clearance and Collateral Management	446	431	419	396	399	3	12	877	802	9
Total revenue by line of business	$1,535	$1,517	$1,496	$1,450	$1,453	1%	6%	$3,052	$2,924	4%

Financial ratios:
Pre-tax operating margin	46%	45%	42%	45%	45%			45%	46%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q24 vs.				YTD24 vs.
(dollars in millions, unless otherwise noted)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	YTD24	YTD23	YTD23
Selected balance sheet data:
Average loans	$41,893	$39,271	$39,200	$37,496	$36,432	7%	15%	$40,582	$36,642	11%
Average assets (a)	$124,790	$123,552	$132,357	$129,665	$131,519	1%	(5)%	$124,171	$131,761	(6)%
Average deposits	$91,371	$89,539	$87,695	$84,000	$85,407	2%	7%	$90,455	$85,721	6%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$13.4	$13.1	$13.3	$13.1	$13.4	2%	—%

Pershing
AUC/A at period end (in trillions) (b)	$2.6	$2.6	$2.5	$2.4	$2.4	—%	8%
Net new assets (U.S. platform) (in billions) (d)	$(23)	$(2)	$(4)	$23	$(34)	N/M	N/M
Daily average revenue trades ("DARTs") (U.S. platform) (in thousands)	280	290	229	223	223	(3)%	26%
Average active clearing accounts (in thousands)	8,057	7,991	8,012	7,979	7,946	1%	1%

Treasury Services
Average daily U.S. dollar payment volumes	241,253	237,124	243,005	233,620	233,931	2%	3%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,298	$5,157	$5,248	$5,706	$6,044	3%	(12)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2024 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						2Q24 vs.				YTD24 vs.
(dollars in millions)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	YTD24	YTD23	YTD23
Revenue:
Investment management fees	$754	$768	$725	$748	$753	(2)%	—%	$1,522	$1,508	1%
Performance fees	8	10	19	30	10	N/M	N/M	18	32	N/M
Investment management and performance fees (a)	762	778	744	778	763	(2)	—	1,540	1,540	—
Distribution and servicing fees	69	70	66	62	58	(1)	19	139	113	23
Other fees (b)	(64)	(60)	(55)	(50)	(56)	N/M	N/M	(124)	(109)	N/M
Total fee revenue	767	788	755	790	765	(3)	—	1,555	1,544	1
Investment and other revenue (c)	11	17	(121)	1	12	N/M	N/M	28	18	N/M
Total fee and other revenue (c)	778	805	634	791	777	(3)	—	1,583	1,562	1
Net interest income	43	41	45	39	39	5	10	84	84	—
Total revenue	821	846	679	830	816	(3)	1	1,667	1,646	1
Provision for credit losses	4	(1)	(2)	(9)	7	N/M	N/M	3	7	N/M
Noninterest expense (ex. amortization of intangible assets)	663	736	680	670	674	(10)	(2)	1,399	1,406	—
Amortization of intangible assets	5	4	5	5	5	25	—	9	10	(10)
Total noninterest expense	668	740	685	675	679	(10)	(2)	1,408	1,416	(1)
Income (loss) before income taxes	$149	$107	$(4)	$164	$130	39%	15%	$256	$223	15%

Total revenue by line of business:
Investment Management	$549	$576	$415	$565	$553	(5)%	(1)%	$1,125	$1,117	1%
Wealth Management	272	270	264	265	263	1	3	542	529	2
Total revenue by line of business	$821	$846	$679	$830	$816	(3)%	1%	$1,667	$1,646	1%

Financial ratios:
Pre-tax operating margin	18%	13%	(1)%	20%	16%			15%	14%
Adjusted pre-tax operating margin – Non-GAAP (d)	20%	14%	(1)%	22%	18%			17%	15%

Selected balance sheet data:
Average loans	$13,520	$13,553	$13,405	$13,519	$13,995	—%	(3)%	$13,536	$13,977	(3)%
Average assets (e)	$26,031	$26,272	$26,341	$26,654	$27,399	(1)%	(5)%	$26,151	$27,882	(6)%
Average deposits	$11,005	$11,364	$12,039	$13,578	$15,410	(3)%	(29)%	$11,185	$15,775	(29)%
(a) On a constant currency basis, investment management and performance fees were flat (Non-GAAP) compared with 2Q23. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							2Q24 vs.					YTD24 vs.
(dollars in billions)	2Q24	1Q24		4Q23	3Q23	2Q23	1Q24	2Q23	YTD24		YTD23	YTD23
AUM by product type (a)(b):
Equity	$167	$168		$145	$133	$145	(1)%	15%
Fixed income	221	219		205	190	203	1	9
Index	485	474		459	425	440	2	10
Liability-driven investments	598	573		605	534	579	4	3
Multi-asset and alternative investments	173	174		170	156	162	(1)	7
Cash	401	407		390	383	377	(1)	6
Total AUM	$2,045	$2,015		$1,974	$1,821	$1,906	1%	7%

Changes in AUM (a)(b):
Beginning balance of AUM	$2,015	$1,974		$1,821	$1,906	$1,908			$1,974		$1,836
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(4)		(2)	(3)	(3)			(8)		(7)
Fixed income	4	12		3	(7)	(4)			16		—
Liability-driven investments	4	13		4	1	(3)			17		7
Multi-asset and alternative investments	(2)	(5)		(1)	(4)	(1)			(7)		(4)
Total long-term active strategies inflows (outflows)	2	16		4	(13)	(11)			18		(4)
Index	(4)	(15)		(10)	(2)	2			(19)		—
Total long-term strategies (outflows) inflows	(2)	1		(6)	(15)	(9)			(1)		(4)
Short-term strategies:
Cash	(7)	16		7	7	(9)			9		(9)
Total net (outflows) inflows	(9)	17		1	(8)	(18)			8		(13)
Net market impact	40	16		122	(50)	(3)			56		49
Net currency impact	(1)	(10)		30	(27)	19			(11)		34
Other	—	18	(c)	—	—	—			18	(c)	—
Ending balance of AUM	$2,045	$2,015		$1,974	$1,821	$1,906	1%	7%	$2,045		$1,906	7%

Wealth Management client assets (a)(d)	$308	$309		$312	$292	$286	—%	8%
(a) June 30, 2024 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects the realignment of similar products and services within our lines of business. Refer to Form 8-K dated March 26, 2024 for further information.
(d) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	2Q24	1Q24	4Q23	3Q23	2Q23	YTD24	YTD23
Revenue:
Fee revenue	$(4)	$(17)	$(17)	$6	$(2)	$(21)	$1
Investment and other revenue	29	47	38	74	34	76	72
Total fee and other revenue	25	30	21	80	32	55	73
Net interest (expense)	(25)	(7)	(15)	(24)	(27)	(32)	(63)
Total revenue	—	23	6	56	5	23	10
Provision for credit losses	1	12	(6)	(13)	(25)	13	2
Noninterest expense	15	65	820	24	71	80	112
(Loss) income before income taxes	$(16)	$(54)	$(808)	$45	$(41)	$(70)	$(104)

Selected balance sheet data:
Average loans and leases	$1,767	$1,816	$1,706	$1,711	$1,749	$1,791	$1,630
Average assets	$65,663	$62,617	$42,867	$50,008	$59,836	$64,140	$55,115

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	March 31, 2024		2Q24 change in unrealized gain (loss)	June 30, 2024			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$41,642		$(74)	$45,135	$40,898		91%	$(4,237)		23%	100%	—%	—%	—%	—%
U.S. Treasury	29,896		45	29,415	28,633		97	(782)		58	100	—	—	—	—
Non-U.S. government (d)	26,498		18	27,431	26,866		98	(565)		35	93	3	3	1	—
Agency commercial MBS	11,083		13	11,551	10,983		95	(568)		41	100	—	—	—	—
CLOs	7,248		6	7,338	7,354		100	16		100	100	—	—	—	—
Foreign covered bonds	7,259		11	7,484	7,334		98	(150)		46	100	—	—	—	—
U.S. government agencies	6,607		11	6,819	6,406		94	(413)		32	100	—	—	—	—
Non-agency commercial MBS	3,009		7	3,096	2,893		93	(203)		49	100	—	—	—	—
Non-agency RMBS	1,727		(3)	1,822	1,670		92	(152)		42	86	2	—	6	6
Other asset-backed securities	899		8	892	823		92	(69)		13	100	—	—	—	—
Other debt securities	11		—	12	11		91	(1)		—	—	—	—	—	100
Total securities	$135,879	(e)	$42	$140,995	$133,871	(e)(f)	95%	$(7,124)	(e)(g)	40%	98%	1%	1%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $2,161 million at March 31, 2024 and $2,163 million at June 30, 2024.
(f) The fair value of available-for-sale securities totaled $92,584 million at June 30, 2024, net of hedges, or 69% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $41,287 million at June 30, 2024, or 31% of the fair value of the securities portfolio, net of hedges.

(g) At June 30, 2024, includes pre-tax net unrealized losses of $1,982 million related to available-for-sale securities, net of hedges, and $5,142 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $1,496 million and the after-tax equivalent related to held-to-maturity securities was $3,921 million.
Note: The amortizable purchase premium (net of discount) relating to securities was $344 million at June 30, 2024 and the amortization of that net purchase premium was $9 million in 2Q24.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2024		2023
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$322	$303	$211	$191	$170
Allowance for lending-related commitments	81	87	85	91	83
Allowance for other financial instruments (a)	37	24	29	41	67
Allowance for credit losses – beginning of period	$440	$414	$325	$323	$320

Net (charge-offs) recoveries:
Charge-offs	(44)	(1)	—	(1)	(4)
Recoveries	—	—	5	—	2
Total net (charge-offs) recoveries	(44)	(1)	5	(1)	(2)
Provision for credit losses (b)	—	27	84	3	5
Allowance for credit losses – end of period	$396	$440	$414	$325	$323

Allowance for credit losses – end of period:
Allowance for loan losses	$286	$322	$303	$211	$191
Allowance for lending-related commitments	73	81	87	85	91
Allowance for other financial instruments (a)	37	37	24	29	41
Allowance for credit losses – end of period	$396	$440	$414	$325	$323

Allowance for loan losses as a percentage of total loans	0.40%	0.44%	0.45%	0.32%	0.30%

Nonperforming assets	$227	$278	$237	$48	$88
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	2Q24	1Q24	4Q23	3Q23	2Q23	YTD24	YTD23
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,143	$953	$162	$958	$1,036	$2,096	$1,947
Add: Amortization of intangible assets	13	12	14	15	14	25	28
Less: Tax impact of amortization of intangible assets	3	3	4	3	4	6	7
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,153	$962	$172	$970	$1,046	$2,115	$1,968

Average common shareholders’ equity	$36,044	$35,905	$36,050	$35,873	$35,655	$35,975	$35,569
Less: Average goodwill	16,229	16,238	16,199	16,237	16,219	16,234	16,190
Average intangible assets	2,834	2,848	2,858	2,875	2,888	2,841	2,894
Add: Deferred tax liability – tax deductible goodwill	1,213	1,209	1,205	1,197	1,193	1,213	1,193
Deferred tax liability – intangible assets	655	655	657	657	660	655	660
Average tangible common shareholders’ equity – Non-GAAP	$18,849	$18,683	$18,855	$18,615	$18,401	$18,768	$18,338

Return on common equity – GAAP	12.7%	10.7%	1.8%	10.6%	11.7%	11.7%	11.0%
Return on tangible common equity – Non-GAAP	24.6%	20.7%	3.6%	20.6%	22.8%	22.7%	21.7%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2024		2023
(dollars in millions, except common shares and unless otherwise noted)	June 30	March 31	Dec. 31	Sept. 30	June 30
BNY shareholders’ equity at period end – GAAP	$40,843	$40,569	$40,770	$40,858	$40,824
Less: Preferred stock	4,343	4,343	4,343	4,838	4,838
BNY common shareholders’ equity at period end – GAAP	36,500	36,226	36,427	36,020	35,986
Less: Goodwill	16,217	16,228	16,261	16,159	16,246
Intangible assets	2,826	2,839	2,854	2,859	2,881
Add: Deferred tax liability – tax deductible goodwill	1,213	1,209	1,205	1,197	1,193
Deferred tax liability – intangible assets	655	655	657	657	660
BNY tangible common shareholders’ equity at period end – Non-GAAP	$19,325	$19,023	$19,174	$18,856	$18,712

Period-end common shares outstanding (in thousands)	737,957	747,816	759,344	769,073	778,782

Book value per common share – GAAP	$49.46	$48.44	$47.97	$46.84	$46.21
Tangible book value per common share – Non-GAAP	$26.19	$25.44	$25.25	$24.52	$24.03

Net interest margin reconciliation
(dollars in millions)	2Q24	1Q24	4Q23	3Q23	2Q23
Net interest income – GAAP	$1,030	$1,040	$1,101	$1,016	$1,100
Add: Tax equivalent adjustment	1	—	1	—	1
Net interest income (FTE) – Non-GAAP	$1,031	$1,040	$1,102	$1,016	$1,101

Average interest-earning assets	$353,633	$346,133	$344,174	$339,044	$362,049

Net interest margin – GAAP (a)	1.15%	1.19%	1.26%	1.18%	1.20%
Net interest margin (FTE) – Non-GAAP (a)	1.15%	1.19%	1.26%	1.18%	1.20%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	2Q24	1Q24	4Q23	3Q23	2Q23	YTD24	YTD23
Income (loss) before income taxes – GAAP	$149	$107	$(4)	$164	$130	$256	$223

Total revenue – GAAP	$821	$846	$679	$830	$816	$1,667	$1,646
Less: Distribution and servicing expense	88	96	89	87	93	184	179
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$733	$750	$590	$743	$723	$1,483	$1,467

Pre-tax operating margin – GAAP (a)	18%	13%	(1)%	20%	16%	15%	14%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	20%	14%	(1)%	22%	18%	17%	15%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			2Q24 vs.
(dollars in millions)	2Q24	2Q23	2Q23
Consolidated:
Investment management and performance fees – GAAP	$761	$762	—%
Impact of changes in foreign currency exchange rates	—	(1)
Adjusted investment management and performance fees – Non-GAAP	$761	$761	—%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$762	$763	—%
Impact of changes in foreign currency exchange rates	—	(1)
Adjusted investment management and performance fees – Non-GAAP	$762	$762	—%